EXHIBIT 99.2


                              TERMINATION AGREEMENT

                  AGREEMENT, made and entered into as of the 27th day of June, 1997, by and between Orphan Medical, Inc., a Minnesota corporation ("Orphan"), and Chronimed, Inc., a Minnesota corporation ("Chronimed").

                  WHEREAS, Orphan and Chronimed are parties to each of the following agreements (collectively referred to as the "Agreements") which were entered into by them in connection with, and at the time of, the dividend distribution by Chronimed to its shareholders of all of the then outstanding shares of Orphan's common stock:

                  i. Marketing and Distribution Agreement, dated as of July 2, 1994, together with amendments thereto dated December 22, 1995 and June 3, 1996 (dealing with Antizol-Vet(TM) and Elliots B(TM) Solution) (collectively, the "Distribution Agreement");

                  ii. Security Agreement, dated as of July 2, 1994 (the "Security Agreement"); and

                  iii. Services Agreement, dated as of July 2, 1994 (the "Services Agreement")

                  WHEREAS, Orphan wishes to terminate the Distribution Agreement and the other Agreements so that Orphan can assume full responsibility for the distribution and sale of its products, other than Cystadane; and

                  WHEREAS, Chronimed is willing to terminate the Distribution Agreement and the other Agreements on the terms and for the consideration set forth in this agreement;

                  NOW THEREFORE, in consideration of the premises, the respective commitments and undertakings of Chronimed and Orphan set forth in this agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Orphan and Chronimed hereby agree as follows:

                  1. Termination of the Agreements. (a) Except as provided in section 1(b), effective as of the date of this agreement (the "Termination Date"), each of the Agreements shall be terminated and shall be of no continuing force or effect, and the rights and obligations of Orphan and Chronimed under each of the Agreements shall become null and void. The cystadane agreement, dated October 11, 1996, between Orphan and Chronimed (the "Cystadane Agreement") shall not be regarded as one of the Agreements and shall continue in full force and effect after the Termination Date.

                  (b) The confidentiality provisions set forth in section 6.3 of the Distribution Agreement shall remain in full force and effect from and after the Termination Date.

                  (c) On or before the Termination Date, Chronimed shall execute and deliver to Orphan such termination statements and other documents as shall be reasonably necessary to terminate all security interests which were granted to Chronimed under the Security Agreement to secure the performance of Orphan under the Distribution Agreement.

                  2. Termination Payments. In full and final consideration for Chronimed's agreement to terminate the Agreements, Orphan agrees to make termination payments to Chronimed in the aggregate amount of $2,500,000, which payments shall be made in the following manner:

                  (a) Orphan shall make a cash payment of $250,000 to Chronimed on the Termination Date;

                  (b) On March 31, 1998 and on the last day of each three
(3)-month period thereafter, Orphan shall issue and deliver to Chronimed that number of unregistered shares of Orphan's common stock (the "Shares") as shall be equal to one percent (1%) of the total outstanding shares of Orphan common stock immediately prior to the date of issuance of the Shares; provided, however, that Orphan's obligation to issue Shares to Chronimed shall terminate at such time as (i) the aggregate cash payments made, or owing to, Chronimed pursuant to section 2(c), plus (ii) the net sales proceeds realized by Chronimed from the sale of Shares sold by Chronimed (after payment of any brokerage commissions and fees, other costs of sale and Chronimed Expenses (as defined in exhibit A)) within ninety (90) days after the effective date for the registration statement covering such Shares, plus (iii) the Market Value of Shares issued to Chronimed pursuant to this section 2(b) which are not sold by Chronimed within ninety (90) days after the effective date of any registration statement covering such Shares, exceeds $2,250,000. For purposes of this section 2(b), the term "Market Value" means the average last bid price for shares of Orphan common stock on the NASDAQ over-the-counter market for the last five (5) market days in such ninety (90) day period.

                  (c) Orphan shall make additional cash payments (the "Supplemental Payments") to Chronimed equal to three percent (3%) of the net revenues (i.e. gross sales revenues less allowances, discounts, bad debts, returns and customs and excise taxes) received by Orphan from the sale or licensing of any of its products (other than Cystadane) subsequent to the Termination Date; provided, however, that the aggregate amount of Supplemental Payments shall not exceed (i) $2,250,000, less (ii) the amounts determined pursuant to sections 2(b)(ii) and 2(b)(iii). Orphan shall make payment of Supplemental Payments to Chronimed in quarterly installments within thirty (30) days after the end of each calendar quarter (commencing for the quarter ending September 30, 1997) based on net revenues received by Orphan in such calendar quarter (with net revenues for the period from the Termination Date through June 30, 1997 being included in the first calendar quarter). Each such Supplemental Payment shall be accompanied by a report which substantiates the net revenues and the determination of the Supplemental Payment. Until such time as Chronimed has received aggregate payments of $2,500,000 under this agreement, Chronimed and its representatives may, upon reasonable request and at its expense, review and copy records of Orphan pertaining to the determination of the Supplemental Payments.

                  (d) Notwithstanding the foregoing, Orphan reserves the right, at any time, to make a cash payment to Chronimed equal to the then unpaid balance of the $2,500,000 termination payment amount. Upon delivery of such payment to Chronimed, Orphan shall have no further payment obligations under this section 2, and Chronimed shall endorse and deliver to Orphan, without further consideration, any Shares then owned by Chronimed, other than Shares described in section 2(b)(iii).

                  (e) In the event that shares of Orphan's common stock cease being tradeable on a national or regional securities market for any reason, the unpaid balance of the $2,500,000 termination amount shall be immediately due and payable by Orphan or its successor to Chronimed in cash. Upon delivery of such payment to Chronimed, Orphan shall have no further payment obligations under this section 2, and Chronimed shall endorse and deliver to Orphan, without further consideration, any Shares then owned by Chronimed, other than Shares described in section 2(b)(iii).

                  3. Chronimed Commitments. Within ten (10) days after the sale of any Shares by Chronimed, Chronimed shall deliver to Orphan a copy of a broker's sale confirmation which evidences the net sales proceeds realized by Chronimed. In the event that the aggregate amounts paid to, or realized by, Chronimed, as determined pursuant to sections 2(a), 2(b)(ii), 2(b)(iii) or 2(c), exceed $2,500,000, Chronimed shall refund such excess amount to Orphan, in cash, within fifteen (15) days after such aggregate amount is first determinable.

                  4. Chronimed Representations. Chronimed represents and warrants to Orphan as follows:

                  (a) The Shares being acquired by Chronimed pursuant to this agreement are being acquired for Chronimed's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the federal Securities Act of 1933 (the "Securities Act"). Chronimed understands that at the time of their issuance the Shares will not be registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to section4(2) thereof.

                  (b) This agreement has been duly authorized by the requisite corporate action of Chronimed, has been duly executed and delivered by Chronimed, and is a valid and binding obligation of Chronimed which is enforceable against Chronimed in accordance with its terms.

                  (c) Chronimed has reviewed all of Orphan's filings with the Securities and Exchange Commission and has taken all actions that it has determined to be appropriate or necessary to assess the merits and risks of an investment in the Shares.

                  (d) Chronimed understands that each certificate representing the Shares shall initially be endorsed with the following legend:

                  "The Shares represented by this certificate may not be transferred without (i) the opinion of counsel satisfactory to the issuer of such Shares that such transfer may lawfully be made without registration or qualification under the federal Securities Act of 1933, as amended, and applicable state Shares laws; or (ii) such registration or qualification."

                  5. Representations of Orphan. Orphan represents and warrants to Chronimed as follows:

                  (a) This agreement has been duly authorized by the requisite corporate action of Orphan, has been duly executed and delivered by Orphan, and is a valid and binding obligation of Orphan which is enforceable against Orphan in accordance with its terms.

                  (b) As of the date of this agreement, there are 6,063,588 shares of Orphan's common stock issued and outstanding.

                  (c) When issued and delivered to Chronimed pursuant to this agreement, the Shares shall be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or security interests.

                  (d) Orphan is currently qualified to register shares of its capital stock on Form S-3, pursuant to the federal Securities Act of 1933 and the applicable regulations promulgated thereunder, and until such time as Chronimed receives the aggregate payments pursuant to this agreement of $2,500,000, Orphan shall make such filings and shall take such other actions as shall be necessary for Orphan to continue to qualify for the use of Form S-3.

                  (e) At the next regularly scheduled meeting of its Board of Directors, Orphan shall reserve a sufficient number of shares of its authorized common stock for issuance to Chronimed to satisfy its obligations under section 2(b) of this agreement.

                  6. Registration Rights. Orphan shall cause the Shares to be registered for subsequent sale by Chronimed in the manner contemplated by exhibit A to this agreement.

                  7. Mutual Release.

                  (a) Orphan, acting for itself, its insurers, its successors and assigns, and each of them, does hereby release and forever discharge Chronimed, its officers, employees, agents, consultants, successors and assigns, and each of them, from any and all liabilities, claims, demands and causes of action, either in law or in equity, known or unknown, liquidated or unliquidated, which have arisen or may arise out of or are in any way connected with any of the Agreements, on account of any act, omission, event, occurrence, representation, warranty, failure, default or breach, actual or asserted, of Chronimed, its officers, employees, agents, consultants, or any of them on or prior to the date of this instrument; provided, however, that this release does not affect the obligations or commitments of Chronimed under this agreement.

                  (b) Chronimed, acting for itself, its insurers, its successors and assigns, and each of them, does hereby release and forever discharge Orphan and its officers, employees, agents, consultants, successors and assigns, and each of them, from any and all liabilities, claims, demands and causes of action, either in law or in equity, known or unknown, liquidated or unliquidated, which have arisen or may arise out of or are in any way connected with any of the Agreements, on account of any act omission, occurrence, representation, warranty, failure, default or breach, actual or asserted, of Orphan and its officers, employees, agents or consultants, or any of them, on or prior to the date of this instrument; provided, however, that this release does not affect (i) the obligations or commitments of Orphan under this agreement, or
(ii) the obligation of Orphan to make payment to Chronimed of any royalties payable to Chronimed with respect to the sale of Antizol-Vet(TM) or Elliots B(TM) products.

                  8. Miscellaneous.

                  (a) Binding Effect. This agreement shall be binding on, and shall inure to the benefit of, Orphan and Chronimed and their respective successors and assigns.

                  (b) Entire Agreement. This agreement evidences the complete agreement and understanding between Orphan and Chronimed with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representation, by or between them, whether written or oral, which related to the subject matter hereof in any way.

                  (c) Public Announcement. Any public announcement relative to the matters set forth in this agreement shall be mutually acceptable to both Orphan and Chronimed, and the parties agree to cooperate in coordinating the timing and content of such announcement.

                  (d) Governing Law. This agreement shall be governed by and interpreted in accordance with the internal law, not the law of conflicts, of the state of Minnesota.

                  IN WITNESS WHEREOF, each of Orphan and Chronimed have caused this agreement to be executed and delivered by a duly authorized representative as of the date set forth in the first paragraph.

CHRONIMED, INC.                           ORPHANMEDICAL, INC.

By  /s/ Norman A. Cocke                   By  /s/ John Howell Bullion
   ---------------------------------         -------------------------------



EXHIBIT A

                         REGISTRATION RIGHTS PROVISIONS


                  1. Registration Commitment. As soon as reasonably practicable after each issuance of Shares pursuant to this agreement, but not later than thirty (30) days thereafter, Orphan shall prepare and file a registration statement under the Securities Act covering such Shares on Form S-3 (or any successor form subsequently promulgated by the Commission as a replacement for
Form) if such form is then available for use by Orphan.

                  2. Registration Procedures. In connection with the registration of Shares under the Securities Act, Orphan will:

                  (a) prepare and file with the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act (the "Commission") a registration statement with respect to such Shares, and use its best efforts to cause such registration statement to become effective and to remain effective for such period as may be reasonably necessary to effect the sale of such Shares, not to exceed nine (9) months;

                  (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Shares, not to exceed nine (9) months;

                  (c) furnish to Chronimed and to the underwriters, if any, of the Shares being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such Shares;

                  (d) use its best efforts to register or qualify the Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as Chronimed may reasonably request within twenty (20) days following the original filing of such registration statement, except that Orphan shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) notify Chronimed, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (f) notify Chronimed promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (g) prepare and file with the Commission, promptly upon the request of Chronimed, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Chronimed (and concurred in by counsel for Orphan), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Shares by Chronimed;

                  (h) prepare and promptly file with the Commission and promptly notify Chronimed of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Shares is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (i) advise Chronimed, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (j) not file any amendment or supplement to such registration statement or prospectus to which Chronimed shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for Orphan the filing of such amendment or supplement is reasonably necessary to protect Orphan from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                  (k) at the request of Chronimed, furnish an opinion, dated the closing date, of the counsel representing Orphan for the purposes of such registration, addressed to the underwriters, if any, and to Chronimed, covering such matters as such underwriters and Chronimed may reasonably request.

                  3. Expenses. With respect to each inclusion of Shares in a registration statement pursuant to section 1, Orphan shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for Orphan, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the Shares to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for Chronimed, underwriting discounts and commissions and transfer taxes for Chronimed and any other expenses incurred by Chronimed not expressly included above shall be borne by Chronimed (collectively, "Chronimed Expenses").

                  4. Indemnification.

                  (a) Orphan will indemnify and hold harmless Chronimed and any underwriter (as defined in the Securities Act) for Chronimed, and each person, if any, who controls Chronimed or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which Chronimed or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Orphan will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by Chronimed, such underwriter or such controlling person specifically for use in the preparation thereof; provided, however, that the foregoing indemnity, insofar as it relates to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus but eliminated or remedied in the prospectus shall not inure to the benefit of any underwriter (or any employee, agent or affiliate of or any person controlling such underwriter) with respect to any action or claim asserted by a person who purchased any Shares from such underwriter unless such person was sent or given a copy of the prospectus with or prior to the written confirmation of the sale involved.

                  (b) Chronimed will indemnify and hold harmless Orphan, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which Orphan or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by Chronimed specifically for use in the preparation thereof.

                  (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.